SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): October 7, 2003

                            SENECA FOODS CORPORATION
             (Exact name of registrant as specified in its charter)

           New York                        0-1989              16-0733425
  (State or Other Jurisdiction of  (Commission File Number)  (I.R.S. Employer
           Incorporation)                                  Identification No.)

     3736 South Main Street, Marion New York               14505-9751
     Address of principal executive offices)               (Zip Code)

       Registrant's Telephone Number, Including Area Code: (315) 926-8100

                                       N/A
          (Former name or former address, if changed since last report)



Item 4.  Changes  in  Registrant's  Certifying  Accountant.

On October 7, 2003, Seneca Foods Corporation (the "Company") Board of Directors unanimously approved the recommendation of the Audit Committee to engage the accounting firm of Ernst & Young LLP as its new independent public accountants for its audit engagement. Also on October 7, 2003, the Company's Board of Directors unanimously approved the recommendation of the Audit Committee to dismiss Deloitte & Touche LLP. The Company's Certificate of Incorporation requires the unanimous approval of the Board of Directors to effect the actions described in this paragraph. On October 7, 2003, the Company dismissed Deloitte & Touche LLP.

The reports of Deloitte & Touche LLP on the consolidated financial statements of the Company, for the past two fiscal years ended March 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change the Company's accounting firm was made by the Audit Committee of the Company's Board of Directors on October 7, 2003.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended March 31, 2003 and 2002 and in the subsequent interim periods from April 1, 2003 through and including October 7, 2003, there were no disagreements between the Company and its auditors, Deloitte & Touche LLP, on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Deloitte & Touche LLP would have caused Deloitte & Touche LLP to make reference to the matter in their reports.

There  were no  "reportable  events"  as  that  term is  described  in Item  304
(a)(1)(v) of Regulation S-K during the last two fiscal years ended March 31, 2003 and 2002 or during the subsequent interim periods from April 1, 2003 through and including October 7, 2003.

The Company has not consulted with Ernst & Young LLP during the last two fiscal years ended March 31, 2003 and 2002 or during the subsequent interim periods from April 1, 2003 through and including October 7, 2003, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.

The Company requested Deloitte & Touche LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether Deloitte & Touche LLP agree with the statements made above by the Company. Such letter is attached hereto as an exhibit.


Item 7. Financial Statements and Exhibits.

16.1 Letter of Deloitte & Touche LLP regarding change in certifying accountant.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SENECA FOODS CORPORATION
Dated: October 10, 2003                        By:       /s/ Kraig H. Kayser
                                                         -------------------
                                               Name:         Kraig H. Kayser
                                                             President and Chief
                                                             Executive Officer



                                  EXHIBIT INDEX

Exhibit           Description

16.1 Letter of Deloitte & Touche LLP regarding change in certifying accountant.